Exhibit 10.3

                         FIRST SUPPLEMENTAL INDENTURE

                              WYNN LAS VEGAS, LLC
                                      and
                         WYNN LAS VEGAS CAPITAL CORP.,
                         as joint and several obligors

                                      and

                              LAS VEGAS JET, LLC
                               WORLD TRAVEL, LLC
                                WYNN GOLF, LLC
                           WYNN SHOW PERFORMERS, LLC
                                      and
                              WYNN SUNRISE, LLC,
                                 as Guarantors

                             SERIES A AND SERIES B
                     6 5/8% FIRST MORTGAGE NOTES DUE 2014

                             --------------------

                         First Supplemental Indenture
                           Dated as of June 29, 2005

                          Supplementing the Indenture
                         Dated as of December 14, 2004

                             --------------------

                        U.S. BANK NATIONAL ASSOCIATION,
                                  as Trustee

                             --------------------

         FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of June 29, 2005 (the "Effective Date"), among Wynn Las Vegas, LLC, a Nevada limited liability company ("Wynn Las Vegas"), and Wynn Las Vegas Capital Corp., a Nevada corporation ("Wynn Capital," and together with Wynn Las Vegas, the "Issuers"), as joint and several obligors, and Las Vegas Jet, LLC, a Nevada limited liability company, World Travel, LLC, a Nevada limited liability company, Wynn Golf, LLC, a Nevada limited liability company, Wynn Show Performers, LLC, a Nevada limited liability company, and Wynn Sunrise, LLC, a Nevada limited liability company, as guarantors (the "Guarantors"), and U.S. Bank National Association, as trustee (the "Trustee"), under the Indenture, dated as of December 14, 2004 (the "Indenture"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Indenture.

                             W I T N E S S E T H:

         WHEREAS, the Issuers, the Trustee and the Guarantors have heretofore executed and delivered the Indenture providing for the issuance by the Issuers of Series A and Series B 6 5/8% First Mortgage Notes due 2014 (the "Notes");

         WHEREAS, the Issuers have solicited consents from the Holders of the Notes to certain proposed amendments to the Indenture, in accordance with the terms and conditions of a Consent Solicitation Statement, dated June 9, 2005 (the "Solicitation Statement");

         WHEREAS, Section 9.02 of the Indenture provides that, with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, voting as a single class, the Issuers, the Guarantors and the Trustee may amend or supplement the Indenture and the Notes;

         WHEREAS, the Holders of at least a majority in aggregate principal amount of the Notes outstanding have duly consented to the proposed amendments set forth in this First Supplemental Indenture in accordance with Section 9.02 of the Indenture;

         WHEREAS, the Issuers have heretofore delivered or are delivering contemporaneously herewith to the Trustee (i) copies of resolutions of the Board of Directors of the Issuers and the Guarantors authorizing the execution of this First Supplemental Indenture, (ii) evidence of the written consent of the Holders set forth in the immediately preceding paragraph, and (iii) the Officers' Certificate and the Opinion of Counsel described in Sections 14.04 and 14.05 of the Indenture; and

         WHEREAS, all other acts and proceedings required by law and the Indenture necessary to authorize the execution and delivery of this First Supplemental Indenture and to make this First Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been duly done or performed.

         NOW, THEREFORE, in consideration of the foregoing and notwithstanding any provision of the Indenture which, absent this First Supplemental Indenture, might operate to limit such action, the parties hereto, intending to be legally bound hereby, agree as follows:

                                  ARTICLE ONE

                                  AMENDMENTS

         SECTION 1.01. Amendment of Definitions. The definition of "Phase II Outside Completion Deadline" contained in Section 1.01 entitled "Definitions" is hereby amended to read as follows:

                  "Phase II Outside Completion Deadline" means the Outside Phase II Completion Deadline, as defined in the Disbursement Agreement.

         SECTION 1.02. Other Amendments. Paragraph (1) of subsection (b) of
Section 4.09 entitled "Incurrence of Indebtedness and Issuance of Disqualified Stock" is hereby amended to read in its entirety as follows:

                  (1) the incurrence by Wynn Las Vegas or any of its Restricted Subsidiaries of Indebtedness under the Credit Agreement in an aggregate principal amount at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the sum of the face amount thereof and related unpaid reimbursement obligations), to the extent then classified as having been incurred in reliance on this clause (1) not to exceed (i) $1.0 billion less
         (ii) the aggregate amount of all Net Proceeds of Assets Sales applied by Wynn Las Vegas or any of its Restricted Subsidiaries since the date of this Indenture to repay any term Indebtedness under the Credit Agreement or repay any revolving credit Indebtedness under the Credit Agreement and effect a corresponding permanent reduction of commitments thereunder pursuant to Section 4.10 hereof or otherwise; provided, however, if the Phase II Project Budget and the Phase II Plans and Specifications are not approved by a majority of the arrangers or a majority of the lenders under the Credit Agreement by December 31, 2005 (or March 31, 2006, if the Phase II Commitment Sunset Date (as defined in the Credit Agreement) is extended to such date), then the amount of Indebtedness permitted to be incurred under the Credit Agreement pursuant to clause (i) above of this clause (1) shall be reduced by $550.0 million;

                                  ARTICLE TWO

                                 MISCELLANEOUS

         SECTION 2.01. Reference to and Effect on the Indenture. On and after the Effective Date, each reference in the Indenture to "this Indenture," "hereunder," "hereof," or "herein" shall mean and be a reference to the Indenture as supplemented by this First Supplemental Indenture unless the context otherwise requires. The Indenture, as supplemented by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 2.02. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE, SUBJECT TO APPLICABLE GAMING LAWS.

         SECTION 2.03. Trust Indenture Act Controls. No modification of any provisions of the Indenture effected by this First Supplemental Indenture is intended to eliminate or limit any provision of the Indenture that is required to be included therein by the Trust Indenture Act of 1939, as amended, as in force as of the effectiveness of this First Supplemental Indenture.

         SECTION 2.04. Trustee Disclaimer; Trust. The recitals contained in this First Supplemental Indenture shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture. The Trustee accepts the trust created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby.

         SECTION 2.05. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

         SECTION 2.06. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         SECTION 2.07. Severability. In case any provision of this First Supplemental Indenture shall be invalid, illegal or unenforceable, including any amendment or waiver that, pursuant to Section 9.02 of the Indenture, requires the consent of each Holder affected, the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

                           [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the date hereof.

ISSUERS:

                                  WYNN LAS VEGAS, LLC,
                                  a Nevada limited liability company,

                                  By:  Wynn Resorts Holdings, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts, Limited,
                                       a Nevada corporation, its sole member

                                  By:   /s/ Marc H. Rubinstein
                                       ----------------------------------------
                                       Name: Marc H. Rubinstein
                                       Title: Senior Vice President

                                  WYNN LAS VEGAS CAPITAL CORP.,
                                  a Nevada corporation,

                                  By:   /s/ Marc H. Rubinstein
                                       ----------------------------------------
                                       Name: Marc H. Rubinstein
                                       Title: Secretary

                                  GUARANTORS:

                                  LAS VEGAS JET, LLC,
                                  a Nevada limited liability company,

                                  By:  Wynn Las Vegas, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts Holdings, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts, Limited,
                                       a Nevada corporation, its sole member

                                  By:   /s/ Marc H. Rubinstein
                                       ----------------------------------------
                                       Name: Marc H. Rubinstein
                                       Title: Senior Vice President


                                  WORLD TRAVEL, LLC,
                                  a Nevada limited liability company,

                                  By:  Wynn Las Vegas, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts Holdings, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts, Limited,
                                       a Nevada corporation, its sole member

                                  By:   /s/ Marc H. Rubinstein
                                       ----------------------------------------
                                       Name: Marc H. Rubinstein
                                       Title: Senior Vice President

                                  WYNN GOLF, LLC,
                                  a Nevada limited liability company,

                                  By:  Wynn Las Vegas, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts Holdings, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts, Limited,
                                       a Nevada corporation, its sole member

                                  By:   /s/ Marc H. Rubinstein
                                       ----------------------------------------
                                       Name: Marc H. Rubinstein
                                       Title: Senior Vice President


                                  WYNN SHOW PERFORMERS, LLC,
                                  a Nevada limited liability company,

                                  By:  Wynn Las Vegas, LLC,
                                       a Nevada limited liability company,

                                  By:  Wynn Resorts Holdings, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts, Limited,
                                       a Nevada corporation, its sole member

                                  By:   /s/ Marc H. Rubinstein
                                       ----------------------------------------
                                       Name: Marc H. Rubinstein
                                       Title: Senior Vice President

                                  WYNN SUNRISE, LLC,
                                  a Nevada limited liability company,

                                  By:  Wynn Las Vegas, LLC,
                                       a Nevada limited liability company,

                                  By:  Wynn Resorts Holdings, LLC,
                                       a Nevada limited liability company,
                                       its sole member

                                  By:  Wynn Resorts, Limited,
                                       a Nevada corporation, its sole member

                                  By:   /s/ Marc H. Rubinstein
                                       ----------------------------------------
                                       Name: Marc H. Rubinstein
                                       Title: Senior Vice President


                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:   /s/ Richard Prokosch
                                       ----------------------------------------
                                       Name: Richard Prokosch
                                       Title: Vice President